Other Current Liabilities (Details) - Schedule of other current liabilities - USD ($)		Jun. 30, 2021	Jun. 30, 2020
Schedule Of Other Current Liabilities Abstract
Provision for sales refunds	[1]		$ 116,645
Total			$ 116,645

[1]	Under the terms of the sale agreement for the disposal of the devices business (refer to note 6) the Company is liable to pay to the buyer for any refunds related to devices sold that refunded after 30 June 2020. The Company recorded and estimated amount as of 30 June 2020. In the fiscal year ended 30 June 2021, the Company reached a settlement that they would no longer be liable for refunds given the historical lag associated with returns. After which, the Company recorded the remaining balance as other income.